Subsequent Events	12 Months Ended
Apr. 30, 2019
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

On June 5, 2019, the Company entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with Avengers Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), Endgame, Inc., a Delaware corporation (“Endgame”),  and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Endgame (“Securityholder Representative”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Endgame (the “Merger”) whereupon the separate corporate existence of Merger Sub shall cease and Endgame shall continue as the surviving corporation of the Merger as a direct wholly-owned subsidiary of Elastic.

Pursuant to the terms of the Merger Agreement, the Company will acquire Endgame for a total purchase price of $234 million, subject to customary adjustments, including the establishment of an indemnity escrow fund.  The Company will pay the purchase price through (i) the issuance of ordinary shares,  (ii) the repayment of Endgame’s outstanding indebtedness (expected to be approximately $18 million), (iii) the assumption of Endgame’s outstanding options, and (iv) a cash deposit to fund an expense fund for the fees and expenses of the Securityholder Representative.

The Merger Agreement contains customary termination rights for both the Company and Endgame and further provides that the Company must pay Endgame a termination fee of $3.5 million upon termination of the Merger Agreement under certain specified circumstances.